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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  October 1, 1999


                     BIO-RAD LABORATORIES, INC.
   _________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)


   A Delaware Corporation             1-7928              94-1381833
   _________________________________________________________________
   (State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)              File  Number)  Identification No.)


   1000 Alfred Nobel Drive, Hercules, California               94547
   _________________________________________________________________
   (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's telephone number, including area code  (510)724-7000


                               No Change
   _________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)










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          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          (a)  On October 1, 1999, Bio-Rad Laboratories, Inc.
               ("Bio-Rad") acquired Pasteur Sanofi Diagnostics S.A., a French corporation ("PSD"), from its former shareholders, Sanofi-Synthelabo S.A. and Institut Pasteur, pursuant to the terms of the Purchase Agreement (previously filed as Exhibit
               2.1 to Form 8-K dated July 15, 1999). Bio-Rad acquired 100% of the capital stock of PSD (and certain ancillary assets and assumed liabilities related to PSD) for a purchase price, subject to post-closing adjustments, not to exceed $210,000,000. The cash purchase price was financed through a $200,000,000 Credit Agreement and a $100,000,000 Senior Subordinated Credit Agreement. The lenders for the Credit Agreement include Bank One, NA, as Administrative Agent,
               ABN Bank N.V., as Syndication Agent and Union Bank of California, N.A., as Documentation Agent. The lenders for the Senior Subordinated Credit Agreement include Banc One Capital Markets, Inc., as Agent.

               PSD and Institut Pasteur have engaged and will continue to engage in scientific collaborative relations. The relationship has been formalized in a Cooperation Agreement which expires on December 31, 2000. The Cooperation Agreement grants to PSD and its affiliates the right of first refusal for an exclusive license to exploit all Institut Pasteur patents and know-how in the field of in vitro diagnostics (IVD) technology for the duration of the licensed patents or 15 years from the first marketing in countries where there is no patented technology. The Cooperation Agreement also grants PSD a worldwide exclusive license to use the "Pasteur" trademarks in the IVD market. PSD's rights to use existing Institut Pasteur intellectual property in the IVD field is covered by a License Agreement, pursuant to which Institut Pasteur confirmed its grant to PSD of exclusive and nonexclusive licenses to manufacture, use and sell IVD products presently covered by Institut Pasteur patents or know-how. The License Agreement will remain in effect for the life of the corresponding Institut Pasteur patents.

          (b) The physical assets acquired by Bio-Rad, which included inventory, plant, property and equipment, were employed by PSD in the manufacture and distribution of diagnostic products. Bio-Rad plans to employ these assets in the same or similar manner during its ownership.






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          ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               The financial statements of PSD required by this Item 7(a) are filed herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein.

          (b)  Pro forma financial information.

               The pro forma financial information required by this
               Item 7(b) is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

          (c)  Exhibits.

               The exhibits to this report are listed in the accompanying Index to Exhibits.

































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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIO-RAD LABORATORIES, INC.
                                               (Registrant)


          Date:  October 15, 1999       By: /s/ Thomas C. Chesterman
                                            Thomas C. Chesterman
                                            Vice President and
                                            Chief Financial Officer






































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                              BIO-RAD LABORATORIES, INC.

                                  INDEX TO EXHIBITS

                                      ITEM 7(c)

          The following documents are filed as part of this report:

          Exhibit Number      Description

              4.1 Credit Agreement dated as of September 30, 1999 among Bio-Rad Laboratories, Inc., the lenders named therein, Banc One, NA, as Administrative Agent, ABN AMRO Bank N.V. as Syndication Agent, and Union Bank of California, N.A. as Documentation Agent.

              4.2 Senior Subordinated Credit Agreement dated as of September 30, 1999 among Bio-Rad Laboratories, Inc., the lenders named therein and Banc One Capital Markets, Inc., as Agent.

             23.1        Report of Independent Public Accountant

             99.1 Consolidated Balance Sheets of Pasteur Sanofi Diagnostics S.A. and Subsidiaries(PSD) as of December 31, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998 together with the report of PSD's independent auditors thereon.

             99.2 Unaudited Consolidated Balance Sheet of Pasteur Sanofi Diagnostics S.A. and Subsidiaries as of June 30, 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for the six month period ended
                         June 30,1999.

             99.3 Unaudited Pro Forma Condensed Consolidated Financial Information.